SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 30, 2004

                               BUCS Financial Corp
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Maryland                0- 32437               52-2269586
----------------------------      ----------            -------------
(State or other jurisdiction      (File No.)            (IRS Employer
 of incorporation)                                  Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland               21117
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:   (410) 998-5304
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 1.01 Entry into a Material Definitive Agreement
--------- ------------------------------------------

         On September 30, 2004, the Registrant signed a definitive agreement, whereby it will sell its wholly-owned subsidiary, Armor Insurance Group, Inc. ("Armor"), to Russell Insurance Group, Inc.

         In accordance with the agreement, the purchase price will be paid in two installments, with the first installment of $709,944, comprising 75% of the total estimated purchase price, paid at the closing of the sale of Armor on October 1, 2004 and the second installment, comprising the remaining 25% of the total estimated purchase price, expected to be paid on or before April 30, 2005. The final purchase price is expected to be calculated no later than April 1, 2005 and will be based on data as of December 31, 2004. This description of the terms of the agreement is qualified by reference to the full agreement, which is furnished as an exhibit to this Form 8-K and is incorporated into this item by reference thereto.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
---------  ------------------------------------------------------------------

(c) Exhibits


     Exhibit
     Number                      Description
     ------                      -----------

     2.1 Asset Purchase Agreement, dated as of September 30, 2004, between the Registrant, Armor Insurance Group, Inc. and Russell Insurance Group, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          BUCS FINANCIAL CORP




Date:    October 1, 2004             By:  /s/Matthew J. Ford
                                          -------------------------------------
                                          Matthew J. Ford
                                          Chief Financial Officer